Securities Act File No. 333-33445
                                               Securities Act File No.   2-91302
                                               Securities Act File No.  33-91706
                                               Securities Act File No.   2-34552
                                               Securities Act File No.  33-56094

                                  Pilgrim Funds

                         Supplement dated August 6, 1999
                      to the Prospectus dated May 24, 1999
                             Classes: A, B, C and M

Acquisition of Pilgrim Capital Corporation by ReliaStar Financial Corp.

     On July 22, 1999, Pilgrim Capital Corp. (NYSE: PFX), the parent company of Pilgrim Investments, Inc., which is the adviser to the Funds, entered into an agreement under which it will be acquired by ReliaStar Financial Corp. (NYSE:
RLR). ReliaStar Financial Corp. is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Based on revenues, ReliaStar Financial Corp. is the 8th largest publicly held life insurance holding company in the United States and at March 31, 1999, had $23.2 billion in assets under management and life insurance in force of $304.7 billion. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees and the shareholders of the Pilgrim Funds and certain regulatory approvals. The closing of the acquisition is expected to occur during the fourth quarter of 1999.

     Pilgrim Investments as an organization will survive the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the personnel primarily responsible for management of the Funds as a result of the acquisition. As a result of the transaction, Pilgrim Investments may get access to the resources and investment expertise of Northstar Investment Management Corporation, an investment adviser that is a subsidiary of ReliaStar.

     Under the provisions of the advisory contracts between the Funds and Pilgrim Investments, those agreements will terminate automatically at the time of the acquisition. As a result, the Board of Directors/Trustees on August 2, 1999 approved new advisory contracts between the Funds and Pilgrim Investments which, subject to shareholder approval, will take effect immediately after the acquisition. The contracts are substantially the same as those currently in effect. A shareholder meeting has been scheduled in November to approve the new agreements.


Termination of Sub-Adviser for the Pilgrim MidCap Value Fund (the "Fund")

     Effective October 1, 1999, Cramer Rosenthal McGlynn, LLC ("CRM") will no longer serve as Sub-Adviser of the Fund. CRM has served as a Sub-Adviser to Pilgrim Investments, Inc., which is the Adviser for the Fund. Effective October 1, 1999, Pilgrim Investments will manage directly the portfolio of the Fund pursuant to its existing Investment Management Agreement with the Fund. The fee payable to Pilgrim Investments for serving as Adviser (at an annual rate of 1% of the Fund's average daily net assets) will not change.


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     The MidCap Value Fund will be managed by a team led by G. David  Underwood,
Vice President and Senior Portfolio Manager for Pilgrim Investments. Mr. Underwood also serves as the Portfolio Manager of Pilgrim LargeCap Leaders Fund. The other individual on the team is Robert M. Kloss.

     Effective October 1, 1999, when Pilgrim Investments takes over management of the Fund, the Principal Investment Strategies of the Fund will be revised as follows:

     The Fund normally invests as fully as practicable (at least 80% of its assets) in equity securities of medium-sized U.S. companies. The Fund will normally invest at least 65% of its assets in equity securities of companies that meet the following disciplined criteria:

          Consistent Dividends - the company must have paid or had the financial capability from its operations to pay a dividend in its last five fiscal years.

          Strong Balance Sheet - if the company has debt that is rated, that debt is rated investment grade by a nationally recognized rating agency. If the company does not have debt that is rated, the company's long term debt to capitalization ratio is below 25%.

          Reinvested Earnings - the company currently pays out in dividends less than 65% of current earnings, or less than the dividend payout as a percentage of current earnings of at least half of the medium-sized companies in similar industries.

          Attractive Price - the ratio of the stock's price to the next fiscal year's anticipated earnings is less than the corresponding ratio for at least half of the medium-sized companies in similar industries.

         The Fund considers a company to be medium-sized if it has a market capitalization between $1 billion and $8 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants.

     The Fund's investment objective will not be changed. It remains long term capital appreciation. Following the assumption of portfolio management duties by Pilgrim Investments, significant portfolio turnover may occur in connection with a restructuring of the Fund's holdings to reflect the management style of Pilgrim Investments. Such restructuring may result in transactional costs for the Fund, and may result in accelerated capital gain distributions as a result of the turnover.


Pilgrim High Yield Fund II

     The proposed reorganization of Pilgrim High Yield Fund II into Pilgrim High Yield Fund that is referenced under "Principal Investment Strategies" has been canceled.